                                                                    EXHIBIT 99.2

                        PRO FORMA FINANCIAL INFORMATION


On January 11, 2000, McKesson HBOC, Inc. (the "Company") announced it had entered into a definitive agreement to sell the McKesson Water Products Company, a wholly-owned subsidiary of the Company, to Groupe DANONE for $1.1 billion in cash. Following completion of this transaction, the Company will receive approximately $700 million in after-tax proceeds. Management is still assessing different alternatives with respect to the use of the proceeds.

The accompanying unaudited pro forma condensed consolidated balance sheet information as of September 30, 1999, and the pro forma condensed consolidated income information for the six months ended September 30, 1999 and fiscal years ended March 31, 1999, 1998, and 1997, have been restated to classify the net assets and results of operations of the McKesson Water Products Company as a discontinued operation. Since the transaction has not yet been consummated, neither the disposition of the McKesson Water Products Company, nor the expected use of proceeds have been reflected in the accompanying pro forma financial information. In addition, the accompanying unaudited pro forma financial information does not purport to present the actual results that would have occurred had the transaction been consummated at the beginning of each respective period presented, nor project the Company's results of operations for any future period.

The unaudited pro forma financial information should be read in conjunction with the historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A for the year ended March 31, 1999, the Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and other information filed with the Securities and Exchange Commission.

                              McKESSON HBOC, INC.
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
                              SEPTEMBER 30, 1999
                                  (unaudited)
                                 (in millions)

                                                                          Historical             Pro Forma           Pro Forma
                                                                         Consolidated          Adjustments(1)       Consolidated
                                                                        ---------------      ------------------   ----------------
                             ASSETS

Current Assets:
      Cash and cash equivalents                                          $       179.0        $           (5.3)    $        173.7
      Marketable securities available for sale                                    28.1                       -               28.1
      Receivables                                                              2,743.6                   (39.2)           2,704.4
      Inventories                                                              3,679.8                    (7.0)           3,672.8
      Prepaid expenses                                                           167.0                    (1.9)             165.1
                                                                        ---------------      ------------------   ----------------
           Total current assets                                                6,797.5                   (53.4)           6,744.1
Property, Plant and Equipment, Net                                               729.9                  (185.5)             544.4
Capitalized Software                                                             116.0                       -              116.0
Notes Receivable                                                                 108.0                    (0.5)             107.5
Goodwill and Other Intangibles                                                 1,224.4                   (27.8)           1,196.6
Net Assets of Discontinued Operations                                                -                   212.5              212.5
Other Assets                                                                     521.6                    (1.5)             520.1
                                                                        ---------------      ------------------   ----------------
           Total Assets                                                  $     9,497.4        $          (56.2)    $      9,441.2
                                                                        ===============      ==================   ================

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Drafts and accounts payable                                        $     3,326.4        $          (25.4)    $      3,301.0
      Deferred revenue                                                           300.4                    (3.7)             296.7
      Short-term borrowings and current portion of long-term debt                854.9                       -              854.9
      Other current liabilities                                                  623.4                   (20.4)             603.0
                                                                        ---------------      ------------------   ----------------
           Total current liabilities                                           5,105.1                   (49.5)           5,055.6
Postretirement Obligations and Other Noncurrent Liabilities                      254.9                    (0.4)             254.5
Long-Term Debt                                                                   929.8                    (6.3)             923.5
McKesson HBOC-Obligated Mandatorily Redeemable Convertible
  Preferred Securities of Subsidiary Grantor Trust Whose Sole
  Assets are Junior Subordinated Debentures of McKesson HBOC                     195.7                       -              195.7
Stockholders' Equity                                                           3,011.9                       -            3,011.9
                                                                        ---------------      ------------------   ----------------
           Total Liabilities and Stockholders' Equity                    $     9,497.4        $          (56.2)    $      9,441.2
                                                                        ===============      ==================   ================

-----------------
(1) Represents the reclassification of the McKesson Water Products Company's assets and liabilities as a discontinued operation.

                              McKESSON HBOC, INC.
              PRO FORMA CONDENSED CONSOLIDATED INCOME INFORMATION
                      SIX MONTHS ENDED SEPTEMBER 30, 1999
                                  (unaudited)
                    (in millions, except per share amounts)

                                                                    Historical           Pro Forma           Pro Forma
                                                                   Consolidated        Adjustments(1)       Consolidated
                                                                 -----------------    -----------------   -----------------
Revenues                                                          $      17,747.5      $        (209.3)    $      17,538.2
                                                                 -----------------    -----------------   -----------------
Costs and Expenses:
      Cost of sales                                                      16,446.8                (54.4)           16,392.4
      Selling, distribution, research and development and
        administration                                                    1,024.1               (122.8)              901.3
      Interest                                                               61.3                 (3.1)               58.2
                                                                 -----------------    -----------------   -----------------
           Total                                                         17,532.2               (180.3)           17,351.9
                                                                 -----------------    -----------------   -----------------
Income Before Taxes On Income and Dividends on
  Preferred Securities of Subsidiary Trust                                  215.3                (29.0)              186.3
Income Taxes                                                                 82.8                (11.8)               71.0
                                                                 -----------------    -----------------   -----------------
Income Before Dividends on Preferred Securities of
  Subsidiary Trust                                                          132.5                (17.2)              115.3
Dividends on Convertible Preferred Securities of
  Subsidiary Trust, Net of Tax Benefit                                       (3.1)                   -                (3.1)
                                                                 -----------------    -----------------   -----------------
Income After Taxes:
      Continuing operations                                                 129.4                (17.2)              112.2
      Discontinued operations                                                   -                 17.2                17.2
                                                                 -----------------    -----------------   -----------------
           Net Income                                             $         129.4      $             -     $         129.4
                                                                 =================    =================   =================

Earnings Per Common Share:
Diluted:
      Continuing operations                                       $          0.46      $         (0.06)    $          0.40
      Discontinued operations                                                   -                 0.06                0.06
                                                                 -----------------    -----------------   -----------------
           Total                                                  $          0.46      $             -     $          0.46
                                                                 =================    =================   =================

Basic:
      Continuing operations                                       $          0.46      $         (0.06)    $          0.40
      Discontinued operations                                                   -                 0.06                0.06
                                                                 -----------------    -----------------   -----------------
           Total                                                  $          0.46      $             -     $          0.46
                                                                 =================    =================   =================

Shares on Which Earnings Per Common Share Were Based:
      Diluted                                                               290.2                290.2               290.2
      Basic                                                                 280.9                280.9               280.9

-------------------
(1) Represents the reclassification of the results of operations of the McKesson Water Products Company as a discontinued operation.

                              McKESSON HBOC, INC.
              PRO FORMA CONDENSED CONSOLIDATED INCOME INFORMATION
                           YEAR ENDED MARCH 31, 1999
                                  (unaudited)
                    (in millions, except per share amounts)

                                                                       Historical          Pro Forma            Pro Forma
                                                                      Consolidated       Adjustments(1)       Consolidated
                                                                   -----------------    ----------------    -----------------
Revenues                                                            $      30,382.3      $       (353.6)     $      30,028.7
                                                                   -----------------    ----------------    -----------------
Costs and Expenses:
      Cost of sales                                                        27,716.7               (87.2)            27,629.5
      Selling, distribution, research and development and
        administration                                                      2,333.4              (220.4)             2,113.0
      Interest                                                                124.0                (6.0)               118.0
                                                                   -----------------    ----------------    -----------------
           Total                                                           30,174.1              (313.6)            29,860.5
                                                                   -----------------    ----------------    -----------------
Income Before Taxes On Income and Dividends on
  Preferred Securities of Subsidiary Trust                                    208.2               (40.0)               168.2
Income Taxes                                                                  117.1               (15.7)               101.4
                                                                   -----------------    ----------------    -----------------
Income Before Dividends on Preferred Securities of
  Subsidiary Trust                                                             91.1               (24.3)                66.8
Dividends on Convertible Preferred Securities of
  Subsidiary Trust, Net of Tax Benefit                                         (6.2)                  -                 (6.2)
                                                                   -----------------    ----------------    -----------------
Income After Taxes:
      Continuing operations                                                    84.9               (24.3)                60.6
      Discontinued operations                                                     -                24.3                 24.3
                                                                   -----------------    ----------------    -----------------
           Net Income                                               $          84.9      $            -      $          84.9
                                                                   =================    ================    =================

Earnings Per Common Share:
Diluted:
      Continuing operations                                         $          0.31      $        (0.08)     $          0.23
      Discontinued operations                                                     -                0.08                 0.08
                                                                   -----------------    ----------------    -----------------
           Total                                                    $          0.31      $            -      $          0.31
                                                                   =================    ================    =================

Basic:
      Continuing operations                                         $          0.31      $        (0.09)     $          0.22
      Discontinued operations                                                     -                0.09                 0.09
                                                                   -----------------    ----------------    -----------------
           Total                                                    $          0.31      $            -      $          0.31
                                                                   =================    ================    =================

Shares on Which Earnings Per Common Share Were Based:
      Diluted                                                                 289.8               289.8                289.8
      Basic                                                                   275.2               275.2                275.2

-------------------
(1) Represents the reclassification of the results of operations of the McKesson Water Products Company as a discontinued operation.

                              McKESSON HBOC, INC.
              PRO FORMA CONDENSED CONSOLIDATED INCOME INFORMATION
                           YEAR ENDED MARCH 31, 1998
                                  (unaudited)
                    (in millions, except per share amounts)

                                                                       Historical           Pro Forma            Pro Forma
                                                                      Consolidated       Adjustments(1)        Consolidated
                                                                    ----------------    -----------------    -----------------
Revenues                                                             $     22,419.3      $        (313.6)     $      22,105.7
                                                                    ----------------    -----------------    -----------------
Costs and Expenses:
      Cost of sales                                                        20,025.9                (78.8)            19,947.1
      Selling, distribution, research and development and
        administration                                                      1,778.1               (182.0)             1,596.1
      Interest                                                                108.9                 (5.7)               103.2
                                                                    ----------------    -----------------    -----------------
           Total                                                           21,912.9               (266.5)            21,646.4
                                                                    ----------------    -----------------    -----------------
Income Before Taxes On Income and Dividends on
  Preferred Securities of Subsidiary Trust                                    506.4                (47.1)               459.3
Income Taxes                                                                  195.6                (17.7)               177.9
                                                                    ----------------    -----------------    -----------------
Income Before Dividends on Preferred Securities of
  Subsidiary Trust                                                            310.8                (29.4)               281.4
Dividends on Convertible Preferred Securities of
  Subsidiary Trust, Net of Tax Benefit                                         (6.2)                   -                 (6.2)
                                                                    ----------------    -----------------    -----------------
Income After Taxes:
      Continuing operations                                                   304.6                (29.4)               275.2
      Discontinued operations                                                     -                 29.4                 29.4
                                                                    ----------------    -----------------    -----------------
           Net Income                                                $        304.6      $             -      $         304.6
                                                                    ================    =================    =================

Earnings Per Common Share:
Diluted:
      Continuing operations                                          $         1.10      $         (0.10)     $          1.00
      Discontinued operations                                                     -                 0.10                 0.10
                                                                    ----------------    -----------------    -----------------
           Total                                                     $         1.10      $             -      $          1.10
                                                                    ================    =================    =================

Basic:
      Continuing operations                                          $         1.14      $         (0.11)     $          1.03
      Discontinued operations                                                     -                 0.11                 0.11
                                                                    ----------------    -----------------    -----------------
           Total                                                     $         1.14      $             -      $          1.14
                                                                    ================    =================    =================

Shares on Which Earnings Per Common Share Were Based:
      Diluted                                                                 282.1                282.1                282.1
      Basic                                                                   266.2                266.2                266.2

-------------------
(1) Represents the reclassification of the results of operations of the McKesson Water Products Company as a discontinued operation.

                              McKESSON HBOC, INC.
              PRO FORMA CONDENSED CONSOLIDATED INCOME INFORMATION
                           YEAR ENDED MARCH 31, 1997
                                  (unaudited)
                    (in millions, except per share amounts)

                                                                        Historical            Pro Forma           Pro Forma
                                                                       Consolidated        Adjustments(1)       Consolidated
                                                                     -----------------    -----------------   -----------------
Revenues                                                              $      16,914.3      $        (301.6)    $      16,612.7
                                                                     -----------------    -----------------   -----------------
Costs and Expenses:
      Cost of sales                                                          15,203.3                (70.1)           15,133.2
      Selling, distribution, research and development and
        administration                                                        1,478.8               (192.3)            1,286.5
      Interest                                                                   61.0                 (3.0)               58.0
                                                                     -----------------    -----------------   -----------------
           Total                                                             16,743.1               (265.4)           16,477.7
                                                                     -----------------    -----------------   -----------------
Income Before Taxes on Income and Dividends on
  Preferred Securities of Subsidiary Trust                                      171.2                (36.2)              135.0
Income Taxes                                                                     87.2                (13.9)               73.3
                                                                     -----------------    -----------------   -----------------
Income Before Dividends on Preferred Securities of
  Subsidiary Trust                                                               84.0                (22.3)               61.7
Dividends on Convertible Preferred Securities of
  Subsidiary Trust, Net of Tax Benefit                                           (0.7)                   -                (0.7)
                                                                     -----------------    -----------------   -----------------
Income After Taxes:
      Continuing operations                                                      83.3                (22.3)               61.0
      Discontinued operations                                                     8.6                 22.3                30.9
      Discontinued operations - gain on sale of Armor All
        stock                                                                   120.2                    -               120.2
                                                                     -----------------    -----------------   -----------------
           Net Income                                                 $         212.1      $             -     $         212.1
                                                                     =================    =================   =================

Earnings Per Common Share:
Diluted:
      Continuing operations                                           $          0.32      $         (0.09)    $          0.23
      Discontinued operations                                                    0.03                 0.09                0.12
      Discontinued operations - gain on sale of Armor All
        stock                                                                    0.45                    -                0.45
                                                                     -----------------    -----------------   -----------------
           Total                                                      $          0.80      $             -     $          0.80
                                                                     =================    =================   =================

Basic:
      Continuing operations                                           $          0.33      $         (0.09)    $          0.24
      Discontinued operations                                                    0.03                 0.09                0.12
      Discontinued operations - gain on sale of Armor All
        stock                                                                    0.47                    -                0.47
                                                                     -----------------    -----------------   -----------------
           Total                                                      $          0.83      $             -     $          0.83
                                                                     =================    =================   =================

Shares on Which Earnings Per Common Share Were Based:
      Diluted                                                                   265.2                265.2               265.2
      Basic                                                                     253.9                253.9               253.9

-------------------
(1) Represents the reclassification of the results of operations of the McKesson Water Products Company as a discontinued operation.